UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 13, 2015

HERCULES OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51582	56-2542838
(State of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9 Greenway Plaza, Suite 2200 Houston, Texas	77046
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 350-5100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On July 13, 2015, Hercules Offshore, Inc. (“Hercules” or the “Company”) commenced a solicitation of acceptances of a consensual Joint Prepackaged Plan of Reorganization (the “Plan”) under chapter 11 of title 11 of the U.S. Code (the “Bankruptcy Code”). A copy of the Solicitation and Disclosure Statement for the Joint Prepackaged Plan of Reorganization of the Company and certain of its U.S. domestic direct and indirect subsidiaries (the “Solicitation and Disclosure Statement”), which includes a copy of the Plan, is attached as Exhibit 99.1 to this Current Report on Form 8-K. As part of the Plan, on July 13, 2015, the Company also entered into a commitment letter (and agreed to pay certain fees) with certain holders of its existing senior unsecured notes, pursuant to which such holders agreed, subject to the terms and conditions set forth in the commitment letter, including confirmation of the Plan, to lend the Company $450 million upon the effective date of the Plan. The commitment letter is included as an exhibit to the Solicitation and Disclosure Statement.

The Company recommends that holders of claims against the Company refer to the information and the limitations and qualifications discussed in the Solicitation and Disclosure Statement, including the attached Plan. Information contained in the Solicitation and Disclosure Statement, including the attached Plan, is subject to change, whether as a result of amendments, actions of third parties or otherwise. There can be no assurances that the Plan will be approved or confirmed pursuant to the Bankruptcy Code.

Management of the Company has prepared the financial projections included in Exhibit 99.1 to this Form 8-K and has not received an opinion or report on it from any independent auditor or third party. The assumptions and estimates underlying the projections are substantially driven by estimated activity levels of our customers and, although we consider our assumptions as to activity levels reasonable as of the date these projections were prepared, those estimates and our ability to achieve anticipated results are subject to a wide variety of significant business, economic and competitive risks and uncertainties, including those related to commodity prices, that could cause actual results to differ materially from those contained in the projections. As the financial projections cover future years, such information by its nature becomes less predictive and less reliable with each successive year. While they may be presented with numeric specificity, the projections reflect numerous assumptions made by our management with respect to financial condition, business and industry performance, general economic, market and financial conditions, and other matters, all of which are difficult to predict and many of which are beyond our control. Accordingly, there can be no assurance that the assumptions used in preparing the projections will prove accurate.

The financial analyses and other information and projections included in Exhibit 99.1 to this Form 8-K should not be regarded as an indication that this financial and other information or projections reflect current estimates or expectations, beliefs and assumptions of management about prospects for the Company’s business, changes in general business or economic conditions, or any other transaction or event that has occurred or may occur or that was not anticipated at the time the information was prepared. The information likely does not reflect either current results or future performance. The financial analyses and projections were prepared for purposes of the Plan and are subjective in many respects. The information included in Exhibit 99.1 reflects information prepared in July 2015 and does not reflect any subsequent events or adjustments, including adjustments customarily made in year-end balance sheets, including any asset impairments, debt reclassifications and other matters. The financial analyses and projections are forward-looking statements and should be read together with our historical financial statements and public filings with the SEC, including the risk factors and cautionary statements in our public filings with the SEC, as well as our fleet status reports made public from time to time. The information included in Exhibit 99.1 does not include all information that may be required by SEC disclosure rules, including Regulation G. Information required by Regulation G is included in our applicable filings with the SEC.

The financial projections were not prepared with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in the view of our management, were prepared on a reasonable basis based on available estimates and judgments at the time. The information is a high-level summary only and is subject to assumptions, qualifications and performance criteria not otherwise described or apparent in the information presented. The financial projections and underlying assumptions are not factual and should not be relied upon as being a representation by us or necessarily indicative of future results, and you are cautioned not to place undue reliance on this information. We do not prepare projections for disclosure purposes in the ordinary course of our business and do not anticipate that we will continue to prepare or update projections for disclosure in the future.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K and the exhibits hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this Form 8-K or exhibits hereto that are not historical fact are forward-looking statements, including the timing of the restructuring, and its impact on our operations, customers, vendors and employees. Forward-looking statements by their nature involve substantial risks, uncertainties and assumptions, including without limitation, contract renegotiations with customers, early termination or renegotiation by customers or suppliers pursuant to contract or otherwise, government and regulatory actions and other factors described in the risks and uncertainties described in our periodic reports filed with the Securities and Exchange Commission. Many of these factors are beyond our ability to control or predict.

Forward-looking statements related to the prepackaged plan of reorganization involve known and unknown risks, uncertainties, assumptions and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by our forward-looking statements, including but not limited to potential adverse effects related to the following: potential de-listing of our common stock on Nasdaq; potential restructuring of our outstanding debt and related effects on the holders of our outstanding common stock and notes; potential effects of the industry downturn on our business, financial condition and results of operations; potential limitations on our ability to maintain contracts and other critical business relationships; requirements for adequate liquidity to fund our operations in the future, including obtaining sufficient financing on acceptable terms; and other matters related to the potential restructuring and our indebtedness. Accordingly, you should not place undue reliance on forward-looking statements. The Company does not intend to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

The information in this Item 7.01 and the exhibits hereto is being furnished, not filed. Accordingly, such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended. By filing this Form 8-K and furnishing this information, the Company makes no statement or admission as to the materiality of any information in Item 7.01 or the exhibits hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

99.1	Solicitation and Disclosure Statement, including Joint Prepackaged Plan of Reorganization under Chapter 11 of the Bankruptcy Code

99.2	Press Release, dated July 13, 2015 announcing the commencement of the Company’s solicitation for a plan of reorganization

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES OFFSHORE, INC.

Date: July 13, 2015	By:	/s/ Beau M. Thompson
Beau M. Thompson
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Solicitation and Disclosure Statement, including Joint Prepackaged Plan of Reorganization under Chapter 11 of the Bankruptcy Code

99.2	Press Release, dated July 13, 2015 announcing the commencement of the Company’s solicitation for a plan of reorganization